UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2006

NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2701 San Tomas Expressway, Santa Clara, CA	95050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2006,   NVIDIA Corporation (the “Company”) filed an amended Form 10-K/A for the fiscal year ended January 29, 2006, a Form 10-Q/A for the fiscal quarter ended April 30, 2006 and a Form 10-Q for the fiscal quarter ended July 30, 2006 with the Securities and Exchange Commission in which it described that it had identified a number of occasions on which the Company had used an incorrect measurement date for financial accounting and reporting purposes for stock option grants made in certain prior periods. As a result of this determination, the Company launched a tender offer pursuant to a Schedule TO which was filed with the Securities and Exchange Commission on November 29, 2006. The tender offer is being made with respect to certain stock option grants held by existing employees for which the fair market value of the Company’s common stock on the corrected measurement date for financial accounting and reporting purposes exceeded the exercise price of the stock option grant, but only to the extent that such stock option grants may be subject to potential tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended, and the proposed regulations issued by the U.S. Internal Revenue Service thereunder. Under the terms of the tender offer as approved by the Board of Directors, no executive officer or member of the Company’s Board of Directors is eligible to participate. Mr. Huang, a member of the Company’s Board of Directors and Chief Executive Officer, holds three stock option grants potentially subject to tax under Section 409A. On November 27, 2006, the Board of Directors (with Mr. Huang abstaining) elected to amend Mr. Huang’s affected three stock option grants to increase the grant price of such options to equal the fair market value of the Company’s common stock on the new measurement date as determined for financial accounting and reporting purposes. The increased prices are set forth in the table below. Mr. Huang consented to such amendments.

Original Date of Grant	Original Exercise Price (Split Adjusted)	Number of Shares Subject to Amendment (Split Adjusted)	New Exercise Price (Split Adjusted)
January 31, 2000	$4.632875	129,504	$4.672
January 31, 2000	$4.632875	3,070,496	$4.672
May 1, 2003	$7.135	27,912	$7.95
May 1, 2003	$7.135	372,088	$7.95

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: December 1, 2006	By: /s/ Marvin D. Burkett
Marvin D. Burkett
Chief Financial Officer